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                                                                    Exhibit 99.3


TRANSFER AGENT AGREEMENT



    THIS TRANSFER AGENT AGREEMENT (this "Agreement"), dated as of June 13, 1997, among VISUAL EDGE SYSTEMS INC. a Delaware corporation (the "Company"), INFINITY INVESTORS LIMITED, a Nevis West Indies corporation ("Infinity"), INFINITY EMERGING OPPORTUNITIES LIMITED, a Nevis West Indies corporation ("IEOL"), SANDERA PARTNERS, L.P. (Sandera"), a Texas limited partnership, and LION CAPITAL PARTNERS, L.P. ("Lion"), a Texas limited partnership, being collectively being referred to as the "Holders") and AMERICAN STOCK TRANSFER & TRUST COMPANY (the "Transfer Agent").

                                   R E C I T A L S:

    WHEREAS, pursuant to that certain Bridge Securities Purchase Agreement dated the date hereof (the "Purchase Agreement") by and among the Company and the Holders, the Company agreed to issue to the Holders $7,500,000 aggregate principal amount of convertible notes (the "Convertible Notes"), which are (i) at any time after January 1, 1998, convertible, at the option of the Holders, into shares of common stock, $.01 par value per share, of the Company (the "Common Stock") and (ii) under certain circumstances described in the Purchase Agreement exchangeable for shares of Series A Convertible Preferred Stock of the Company (the "Preferred Shares") which, at the option of the Holders, are convertible into shares of Common Stock (such shares issuable upon such conversion of the Convertible Notes and/or Preferred Shares being referred to as the "Shares"); and

    WHEREAS, the Company and the Holders have agreed to enter into this Agreement with the Transfer Agent to (i) facilitate the closing of the Purchase Agreement (the "Closing"), (ii) provide for a system of accounting for the Convertible Notes and Preferred Shares (the "Convertible Instruments") and (iii) facilitate the conversion of the Convertible Instruments and issuance of the Shares associated therewith.

    NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

    1. CLOSINGS. The Transfer Agent hereby agrees to act as an escrow agent to facilitate the Closing as follows:

         (a) On the date hereof, the Holders shall wire transfer to an account designated by the Transfer Agent $7,500,000 in the aggregate (the "Purchase Price"), and the Company shall deliver to the Transfer Agent (i) the Convertible Notes, (ii) the Grant Shares (as defined in the Purchase Agreement) and (iii) the Warrants (as defined in the Purchase


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Agreement), in the names of the Holders and in the amounts as set forth on
Schedule 1 hereto. The Transfer Agent may, at its discretion, confirm the authenticity of the Convertible Notes, Grant Shares and Warrants by transmitting a copy of the same in the form received from the Company to Infinity, on behalf of the Holders, or its counsel, for written or oral verification as to the form thereof.

         (b) Immediately following such deliveries, together with a delivery from the Company to the Transfer Agent of a fully executed copy of the Purchase Agreement, the Transfer Agent shall wire transfer to the Company the Purchase Price less $26,500 (I) (the "Expense Reimbursement Fee"), (II) $187,500 (the "Alpine Fee") and (III) the sum specified by the Company (the "Bank Payoff Amount") necessary to repay in full the Barnett Bank Facility (as such term is defined in the Purchase Agreement), pursuant to wire transaction or other instructions as provided by the Company. The Transfer Agent shall also wire transfer (I) the Expense Reimbursement Fee to the Holders, care of HW Partners L.P., pursuant to wire transfer or other instructions provided by HW Partners, L.P., (II) the Alpine Fee to Alpine Capital Partners, Inc. pursuant to wire transfer or other instructions provided by Alpine Capital Partners, Inc., and
(III) the Bank Payoff Amount to the bank specified by the Company, pursuant to wire transfer or other instructions provided by the Company. All interest (if any) earned on the funds placed in escrow and prior to their distribution as set forth herein shall be for the account of the Holders.

         (c) Contemporaneous with the transfer of funds as described in Subsection (b) above, the Transfer Agent shall (i) deliver the Grant Shares and the Warrants to the Holders at the addresses set forth herein and (ii) hold the Convertible Notes for the benefit of the Holders, as hereafter described.

         (d) Notwithstanding the foregoing, by joint written agreement, the Holders and the Company may agree to effect the Closing without using the services of the Transfer Agent. In such event, the Holders shall (i) wire transfer the Purchase Price, less the Expense Reimbursement Fee, Alpine Fee and Bank Payoff Amount to the Company against counter-delivery by the Company of the original Convertible Notes, Grant Shares and Warrants to the Holders or their designee, (ii) wire transfer the Expense Reimbursement Fee to HW Partners, L.P.,
(iii) wire transfer the Alpine Fee to Alpine Capital Partners, Inc., (iv) wire transfer the Bank Payoff Amount in a mutually agreeable manner and (v) thereafter deliver the Convertible Notes to the Transfer Agent to be held for the benefit of the Holders pursuant to the terms of this Agreement.

         (e) As contemplated by Section 3.8 of the Purchase Agreement, upon a Recapitalization Event (as defined therein), the Company shall promptly deliver the Preferred Shares, together with the letter specified by Section 3.8 of the Purchase Agreement, to the Transfer Agent, with a copy thereof to the Holders. Thereafter, the Transfer Agent shall account for the Convertible Notes and Preferred Shares in accordance with the terms hereof, including reduction in the Accounting Ledger (as hereafter defined) of the principal balance of


TRANSFER AGENT AGREEMENT-PAGE 2
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the Convertible Notes by the principal amount (liquidation value) of the
Preferred Shares received upon consummation of a Recapitalization Event.

    2. OWNERSHIP OF CONVERTIBLE NOTES. Record and beneficial ownership of the Convertible Instruments shall remain in the name of the Holders (unless and until transferred pursuant to the terms thereof, with written notice thereof to the Transfer Agent). Any transfer or purported transfer of the Convertible Instruments (a) not made pursuant to the terms of the Convertible Instruments and (b) not properly noticed to the Transfer Agent shall be null and void AB INITIO and shall not be given effect thereto by the Transfer Agent. The Transfer Agent shall not be required to acknowledge any transfer of the Convertible Instruments unless accompanied by written confirmation thereof from the Holders.

    3. PAYING AGENT. The Transfer Agent shall act as paying agent for the Convertible Instruments. Accordingly, all payments of interest, dividends, redemption and/or principal amounts required of the Company related to the Convertible Instruments shall be made to the Transfer Agent for the account and benefit of the holders of such Convertible Instruments as registered on the books of the Transfer Agent (each, a "Registered Holder"). Upon the receipt of any such payment of interest or principal amounts, in cash, the Transfer Agent shall promptly wire transfer such sum to the account of the Registered Holders as reflected on the books of the Transfer Agent. The wire transfer account of each Holder is as set forth on Schedule 2 attached hereto. The address of each Holder is as set forth in Section 8 hereof. In the event the Company exercises its option to pay interest or dividends on the Convertible Instruments in shares of Common Stock, the Company shall so advise the Transfer Agent at least two (2) Business Days prior to the applicable interest or dividend payment date, and shall irrevocably direct the Transfer Agent to issue the appropriate number of shares of Common Stock representing interest or dividends, as applicable, to the Registered Holder on the applicable interest or dividend payment date.

    4. ACCOUNTING AGENT. The Transfer Agent shall act as the accounting agent of the Company and the Registered Holders and shall establish and maintain an accounting ledger for the Convertible Instruments (the "Accounting Ledger"). The Transfer Agent shall credit (reduce) the outstanding balance of liquidation preference of the Convertible Instruments by all (i) payments of principal, interest or dividends made by the Company to the Transfer Agent as paying agent as required pursuant to Section 3 above and (ii) by the appropriate amount upon delivery of Shares to the applicable Registered Holder following receipt of a Notice of Conversion (as defined in Section 5 below). At such time as the balance of the Convertible Notes and liquidation preference of the Preferred Shares, as applicable, as reflected on the Accounting Ledger is zero following the procedures described in this Agreement, the Transfer Agent shall return such Convertible Notes and/or Preferred Shares to the Company marked "paid in full" or "cancelled", respectively.

    5.   ISSUANCE OF CONVERTED SHARES.


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(VISUAL EDGE SYSTEMS INC.)


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         (a)  Consistent with the terms of the Certificate of Designation and each Convertible Note, in order to convert all or a portion of a Convertible Instrument into Shares, a Registered Holder shall deliver written notice (each, a "Notice of Conversion"), in the form annexed to the Purchase Agreement, to the Transfer Agent for the portion of the Convertible Instrument that it elects to so convert and a calculation of the number of Shares to be issued upon such conversion. Upon receipt by the Transfer Agent of any such Notice of Conversion (including receipt via facsimile) from any Registered Holder, the Transfer Agent shall immediately deliver a copy thereof to the Company, via facsimile, requesting the Company to confirm the number of Shares to be issued to such Registered Holder in connection therewith.
The Company shall, upon receipt thereof, promptly confirm or dispute the number of Shares to be issued to the Registered Holder, providing written notice thereof via facsimile to the Transfer Agent and the Registered Holder (the "Company Notice"). In the event the Company confirms the number of Shares to be so issued, it shall, as part of the Company Notice, direct the Transfer Agent to issue such Shares to the Registered Holder. In the event the Company disputes the number of Shares to be so issued, the Company and the Registered Holder shall immediately, in good faith, seek to resolve such dispute.

         (b) The Transfer Agent shall not be required to issue any Shares unless and until receipt (including via facsimile) of (i) written notice from either (x) the Company, confirming the number of Shares to be issued or (y) the Registered Holder and the Company, setting forth the number of Shares to be issued, or (ii) a final nonappealable order of a court of competent jurisdiction directing the Transfer Agent to issue a specified number of Shares. Notwithstanding the foregoing, each Holder expressly reserves all rights and remedies against the Company for the failure of the Company to confirm to the Transfer Agent in any applicable Company Notice the number of Shares issuable as set forth in a properly completed and accurate Notice of Conversion.

         (c) Reference is hereby made to that certain Registration Rights Agreement appended to the Purchase Agreement. At such time as a Second Registration Statement as contemplated therein has been declared effective by the Securities and Exchange Commission covering the resale of the Shares, the Company shall cause its legal counsel to deliver to the Transfer Agent an opinion certifying that Shares may be sold by the Registered Holder pursuant to such registration statement with the purchaser thereof receiving share certificates, without restrictive legend, which opinion shall remain effective so long as such Second Registration Statement remains in full force and effect. In the event that, at any time, the Second Registration Statement ceases to be effective, the Company or its legal counsel shall immediately deliver written notice thereof to the Transfer Agent and the Registered Holders stating that the opinion of the Company's legal counsel may no longer be relied upon by the Transfer Agent (unless and until an additional or amended, as applicable, Second Registration Statement is so declared effective with an accompanying opinion to that effect from the Company's legal counsel). Upon the receipt of any Notice of Conversion while a Second Registration Statement is effective, the share certificates representing the Shares described above shall be with a restrictive legend unless the Registered Holder, either in connection with the delivery of the Notice of Conversion or


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(VISUAL EDGE SYSTEMS INC.)


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thereafter, delivers written notice to the Transfer Agent and the Company
(including notice via telecopy) that the Shares have been sold by the Registered Holder pursuant to such registration statement, whereupon the Transfer Agent shall issue share certificates to the purchaser thereof without restrictive legend.

    6. TERMINATION. This Agreement shall terminate promptly upon the earlier to occur of (i) written demand by the Company and all Registered Holders or (ii) no unpaid balance or liquidation preference remains with respect to any of the Convertible Instruments. Notwithstanding the foregoing, the Transfer Agent may terminate its obligations under this Agreement at such time as the Transfer Agent no longer serves as the Transfer Agent for the Company's Common Stock, by delivery of written notice thereof to the Registered Holders and the Company. Upon delivery of such notice, the Transfer Agent shall deliver the original Convertible Instruments to Infinity on behalf of all Registered Holders, together with a copy of the Accounting Ledger (with corresponding copies delivered to the Company). Immediately thereafter, Infinity and the Company shall, in good faith, attempt to establish an agreement similar to this Agreement with the Company's new stock transfer agent.

    7. FEES. The Company hereby agrees to pay the Transfer Agent for reasonable fees charged for all services rendered hereunder.

    8. NOTICES. Any notice or demand to be given or that may be given under this Agreement shall be in writing and shall be (a) delivered by hand, (b) delivered through or by expedited mail or package service, or (c) transmitted by telecopy, in each case with personal delivery acknowledged, addressed to the parties as follows. Each such notice or demand shall be effective (i) if given by telecopy, when such telecopy is transmitted to telecopier number specified in this Agreement, (ii) if given by any other means, when delivered at the addressed as specified herein.

         As to the Company        Visual Edge Systems Inc.
                                  2424 North Federal Highway, Ste. 100
                                  Boca Raton, Florida 33431
                                  Telephone: (514) 937-0787
                                  Fax:  (514) 937-0286

         With a copy to:          David W. Pollak
                                  Morgan, Lewis & Bockius, LLP
                                  101 Park Avenue
                                  New York, York 10178
                                  Fax:  (212) 309-6058

         As to:                   Infinity Investors Limited and
                                  Infinity Emerging Opportunities Limited
                                  27 Wellington Road


TRANSFER AGENT AGREEMENT-PAGE 5
(VISUAL EDGE SYSTEMS INC.)


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                                  Cork, Ireland
                                  Telephone: 353-21-501-109
                                  Fax: 353-21-501-255
                                  Attn: J. A. Loughran

              With a copy to:     HW Partners, L.P.
                                  1601 Elm Street
                                  4000 Thanksgiving  Tower
                                  Dallas, Texas  75201
                                  Telephone:  214/720-1600
                                  Fax:  214/720-1662
                                  Attn.:  Barrett Wissman

         As to:                   Sandera Partners, L.P. and
                                  Lion Capital Partners, L.P.
                                  1601 Elm Street
                                  4000 Thanksgiving  Tower
                                  Dallas, Texas  75201
                                  Telephone:  214/720-1600
                                  Fax:  214/720-1662
                                  Attn:  Barrett Wissman

              With a copy to:     HW Partners, L.P.
                                  1601 Elm Street
                                  4000 Thanksgiving  Tower
                                  Dallas, Texas  75201
                                  Telephone:  214/720-1600
                                  Fax:  214/720-1662
                                  Attn:  Barrett Wissman

         As to any other          As set forth on the books of
         Registered Holder:       the Transfer Agent.

         As to the Transfer
         Agent                    American Stock Transfer
                                  & Trust Company
                                  2601 15th Avenue
                                  Brooklyn, New York 11219
                                  Fax: (718) 331-1852
                                  Telephone: (718) 331-1852

    9. NONCONTRAVENTION. The Company agrees that it will not at any time take any action or undertake any activity that would in any material way impede, restrict or limit the right


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and ability of the Registered Holders to convert the Convertible Instruments and receive Shares pursuant to the terms and provisions of this Agreement.

    10. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Transfer Agent, each officer, director, employee and agent of the Transfer Agent, and each person, if any, who controls the Transfer Agent within the meaning of the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities, joint or several, to which it, they or any of them, or such controlling person, may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the performance by the Transfer Agent of its duties pursuant to the Agreement; and will reimburse the Transfer Agent, and each officer, director, employee and agent of the Transfer Agent, and each such controlling person for any reasonable legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case if such loss, claim, damage or liability arises out of or is based upon any action not taken in good faith, or any action or omission that constitutes gross negligence or willful misconduct.

    Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Company under this Section, notify in writing the Company of the commencement thereof, and failure so to notify the Company will relieve the Company from any liability under this Section as to the particular item for which indemnification is then being sought but not from any other liability which it may have to any indemnified party. Failure by the Transfer Agent to notify the Company shall not relieve the Company from its indemnification obligations hereunder, unless such failure materially prejudices the Company. In case any such action is brought against any indemnified party, and it notifies the Company of the commencement thereof, the Company will be entitled to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party. The Company shall not be liable to any such indemnified party on account of any settlement of any claim of action effected without the consent of the Company.

    11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except where the Delaware General Corporation Law would apply, without giving effect to conflicts of law rules of such jurisdiction. Any action brought to enforce, or otherwise arising out of, this Agreement, shall be heard and determined in either a federal or state court sitting in the State of New York.

    12. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, constitutes the full and entire understanding of the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than


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by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

    13. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by facsimile signature.

                               [SIGNATURE PAGE FOLLOWS]


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    IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.

                             VISUAL EDGE SYSTEMS INC.


                             By: /s/ Alan Lubell
                                -----------------------------------------------
                             Title:  Chairman of the Board
                                   --------------------------------------------


                             INFINITY INVESTORS LIMITED


                             By: /s/ J. A. Loughran
                                -----------------------------------------------
                             Title:  Director
                                   --------------------------------------------


                             INFINITY EMERGING
                             OPPORTUNITIES LIMITED


                             By: /s/ J. A. Loughran
                                -----------------------------------------------
                             Title:  Director
                                   --------------------------------------------


                             SANDERA PARTNERS, L.P.

                             By:  Sandera Capital Management, L.P.,
                                  its General Partner

                                  By:  Sandera Capital, L.L.C.,
                                       its General Partner

                                       By: /s/ Clark K. Hunt
                                          -------------------------------------
                                       Title:  Managing Director
                                             ----------------------------------


                             LION CAPITAL PARTNERS, L.P.

                             By:  Mountain Capital Management,
                                  L.L.C., its General Partner

                                  By: /s/ Clark K. Hunt
                                     -------------------------------------------
                                  Title:  Managing Director
                                        ----------------------------------------


TRANSFER AGENT AGREEMENT-PAGE 9
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                             AMERICAN STOCK TRANSFER &
                             TRUST COMPANY


                             By: /s/ Herbert J. Lemmer
                                -----------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------


TRANSFER AGENT AGREEMENT-PAGE 10
(VISUAL EDGE SYSTEMS INC.)